CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Reserve Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2002 (the "Report") as filed with the Securities and Exchange Commission, we, Richard A. Sinewe, President, and Robert B. Kastan, Treasurer/Controller, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to '906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Richard A. Sinewe                /s/Robert B. Kastan
-----------------------------       --------------------------------------------
Richard A. Sinewe                   Robert B. Kastan
President                           Treasurer/Controller
(Principal Executive Officer)       (Principal Financial and Accounting Officer)



February 14, 2003